Supplemental Operating & Financial Data Fourth Quarter Ended December 31, 2022

Supplemental Financial and Operating Information | As of December 31, 20221 Table of Contents Financial Summary Consolidated Statements of Operations 2 Funds from Operations and Adjusted Funds from Operations 3 Consolidated Balance Sheets 4 GAAP Reconciliations to EBITDAre, GAAP NOI and Cash NOI 5 Market Capitalization, Debt Summary and Leverage Metrics 6 Net Investment Activity Investment Summary 7 Disposition Summary 8 Portfolio Summary Portfolio Highlights 9 Tenant and Industry Diversification 10 Portfolio Health 11 Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 12 Same-Store Analysis 13 Lease Escalations 14 Glossary 15-17

Supplemental Financial and Operating Information | As of December 31, 20222 l t l i ci l r ti I f r ti | s f c r , 2 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $156, $257 ,$682 and $721 for the three months and year ended December 31, 2022 and 2021, respectively. 2. Includes reimbursable income from our tenants of $497, $1,058, $2,081 and $2,293 for the three months and year ended December 31, 2022 and 2021, respectively. 3. Includes reimbursable expenses from our tenants $497, $1,058, $2,081 and $2,293 for the three months and year ended December 31, 2022 and 2021, respectively. 4. During the year ended December 31, 2022, includes debt extinguishment costs associated with the restructuring of our credit and term loan facilities and, during the year ended December 31, 2021, includes debt extinguishment costs associated with the full repayment of our remaining secured debt. Financial Summary Consolidated Statements of Operations Three Months Ended December 31, Year Ended December 31, (in thousands, except share and per share data) 2022 2021 2022 2021 (unaudited) (unaudited) (unaudited) (unaudited) Revenues: Rental revenue1,2 $ 70,101 $ 59,816 $ 269,827 $ 213,327 Interest on loans and direct financing lease receivables 4,009 4,152 15,499 15,710 Other revenue, net 166 1,047 1,180 1,197 Total revenues 74,276 65,015 286,506 230,234 Expenses: General and administrative 6,508 5,832 29,464 24,329 Property expenses3 784 1,816 3,452 5,762 Depreciation and amortization 24,121 18,961 88,562 69,146 Provision for impairment of real estate 9,623 — 20,164 6,120 Change in provision for credit losses (48) (92) 88 (204) Total expenses 40,988 26,517 141,730 105,153 Other operating income: Gain on dispositions of real estate, net 12,565 497 30,647 9,338 Income from operations 45,853 38,995 175,423 134,419 Other (expense)/income: Loss on debt extinguishment4 — — (2,138) (4,461) Interest expense (12,128) (9,170) (40,370) (33,614) Interest income 2,025 20 2,825 94 Income before income tax expense 35,750 29,845 135,740 96,438 Income tax expense 229 55 998 227 Net income 35,521 29,790 134,742 96,211 Net income attributable to non-controlling interests (171) (151) (612) (486) Net income attributable to stockholders $ 35,350 $ 29,639 $ 134,130 $ 95,725 Basic weighted-average shares outstanding 142,378,451 122,691,874 134,941,188 116,358,059 Basic net income per share $ 0.25 $ 0.24 $ 0.99 $ 0.82 Diluted weighted-average shares outstanding 143,375,819 123,777,032 135,851,079 117,466,338 Diluted net income per share $ 0.25 $ 0.24 $ 0.99 $ 0.82

Supplemental Financial and Operating Information | As of December 31, 20223 l t l i ci l r ti I f r ti | s f c r , 3 1. Includes $0.2 million of fees incurred in conjunction with the August 2022 amendment to our 2027 Term Loan and our $2.1 million loss on debt extinguishment during the year ended December 31, 2022 and our $4.5 million of loss on debt extinguishment during the year ended December 31, 2021. 2. Calculations exclude $94, $63, $374 and $311 from the numerator for the three months and year ended December 31, 2022 and 2021, respectively, related to dividends paid on unvested restricted share awards and restricted share units. Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) Three months ended December 31, Year ended December 31, (unaudited, in thousands except per share amounts) 2022 2021 2022 2021 Net income $ 35,521 $ 29,790 $ 134,742 $ 96,211 Depreciation and amortization of real estate 24,096 18,935 88,459 69,043 Provision for impairment of real estate 9,623 — 20,164 6,120 Gain on dispositions of real estate, net (12,565) (497) (30,647) (9,338) Funds from Operations 56,675 48,228 212,718 162,036 Non-core expenses1,2 — — 2,388 4,461 Core Funds from Operations 56,675 48,228 215,106 166,497 Adjustments: Straight-line rental revenue, net (4,005) (5,166) (20,615) (19,116) Non-cash interest expense 621 1,147 2,616 2,554 Non-cash compensation expense 2,232 1,129 9,489 5,683 Other amortization expense 735 188 2,912 2,675 Other non-cash charges (52) (94) 74 (212) Capitalized interest expense (394) (26) (757) (81) Adjusted Funds from Operations $ 55,812 $ 45,406 $ 208,825 $ 158,000 Net income per share3: Basic $ 0.25 $ 0.24 $ 0.99 $ 0.82 Diluted $ 0.25 $ 0.24 $ 0.99 $ 0.82 FFO per share3: Basic $ 0.40 $ 0.39 $ 1.57 $ 1.38 Diluted $ 0.39 $ 0.39 $ 1.56 $ 1.38 Core FFO per share3: Basic $ 0.40 $ 0.39 $ 1.58 $ 1.42 Diluted $ 0.39 $ 0.39 $ 1.58 $ 1.41 AFFO per share3: Basic $ 0.39 $ 0.37 $ 1.54 $ 1.35 Diluted $ 0.39 $ 0.37 $ 1.53 $ 1.34

Supplemental Financial and Operating Information | As of December 31, 20224 l t l i ci l r ti I f r ti | s f c r , 4 Financial Summary Consolidated Balance Sheets (in thousands, except share and per share amounts) December 31, 2022 December 31, 2021 ASSETS (unaudited) (audited) Investments: Real estate investments, at cost: Land and improvements $ 1,228,687 $ 1,004,154 Building and improvements 2,440,630 2,035,919 Lease incentive 18,352 13,950 Construction in progress 34,537 8,858 Intangible lease assets 88,364 87,959 Total real estate investments, at cost 3,810,570 3,150,840 Less: accumulated depreciation and amortization (276,307) (200,152) Total real estate investments, net 3,534,263 2,950,688 Loans and direct financing lease receivables, net 240,035 189,287 Real estate investments held for sale, net 4,780 15,434 Net investments 3,779,078 3,155,409 Cash and cash equivalents 62,345 59,758 Restricted cash 9,155 — Straight-line rent receivable, net 78,587 57,990 Derivative assets 47,877 — Rent receivables, prepaid expenses and other assets, net 22,991 25,638 Total assets $ 4,000,033 $ 3,298,795 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs $ 1,025,492 $ 626,983 Senior unsecured notes, net 395,286 394,723 Revolving credit facility — 144,000 Intangible lease liabilities, net 11,551 12,693 Dividend payable 39,398 32,610 Derivative liabilities 2,274 11,838 Accrued liabilities and other payables 29,261 32,145 Total liabilities 1,503,262 1,254,992 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 12/31/22 and 12/31/21 — — Common stock, $0.01 par value; 500,000,000 authorized; 142,379,655 and 124,649,053 issued and outstanding as of 12/31/22 and 12/31/21, respectively 1,424 1,246 Additional paid-in capital 2,563,305 2,151,088 Distributions in excess of cumulative earnings (117,187) (100,982) Accumulated other comprehensive loss 40,719 (14,786) Total stockholders' equity 2,488,261 2,036,566 Non-controlling interests 8,510 7,237 Total equity 2,496,771 2,043,803 Total liabilities and equity $ 4,000,033 $ 3,298,795

Supplemental Financial and Operating Information | As of December 31, 20225 l t l i ci l r ti I f r ti | s f c r , 5 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. Adjustment is made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments completed during the three months ended December 31, 2022 had occurred on October 1, 2022. 2. Adjustment is made to exclude non-core expenses added back to compute Core FFO, to exclude changes in our provision for credit losses and to eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes lease termination or loan prepayment fees and contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease, if any. Three Months Ended (unaudited, in thousands) December 31, 2022 Net income $ 35,521 Depreciation and amortization 24,121 Interest expense 12,128 Interest income (2,025) Income tax expense 229 EBITDA 69,974 Provision for impairment of real estate 9,623 Gain on dispositions of real estate, net (12,565) EBITDAre 67,032 Adjustment for current quarter re-leasing, acquisition and disposition activity1 6,546 Adjustment to exclude other non-core and non-recurring activity2 312 Adjustment to exclude termination/prepayment fees and certain percentage rent3 (181) Adjusted EBITDAre - Current Estimated Run Rate 73,709 General and administrative 6,316 Adjusted net operating income ("NOI") 80,025 Straight-line rental revenue, net1 (7,382) Other amortization expense 1,187 Adjusted Cash NOI $ 73,830 Annualized EBITDAre $ 268,128 Annualized Adjusted EBITDAre $ 294,836 Annualized Adjusted NOI $ 320,100 Annualized Adjusted Cash NOI $ 295,320

Supplemental Financial and Operating Information | As of December 31, 20226 l t l i ci l r ti I f r ti | s f c r , 6 Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 1. Rates presented for our term loans are fixed at the stated rates after giving effect to our interest rate swaps, applicable margin of 85bps and SOFR premium of 10bps. 2. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $600 million. Borrowings bear interest at Term SOFR plus applicable margin of 77.5bps and SOFR premium of 10bps. 3. Common equity & units as of December 31, 2022, based on 142,379,655 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests. 4. Pro forma adjustments have been made to reflect 957,453 shares sold on a forward basis through the Company's ATM program as if they had been physically settled for cash as of December 31, 2022.. (dollars in thousands, except share and per share amounts) December 31, 2022 Rate Wtd. Avg. Maturity Unsecured debt: April 2024 term loan1 $ 200,000 2.9% 1.3 years February 2027 term loan1 430,000 2.4% 4.1 years January 2028 term loan1 400,000 4.6% 5.1 years Senior unsecured notes due July 2031 400,000 3.1% 8.5 years Revolving credit facility2 — —% 3.1 years Total unsecured debt 1,430,000 3.3% 5.2 years Gross debt 1,430,000 Less: cash & cash equivalents (62,345) Less: restricted cash available for future investment (9,155) Net debt 1,358,500 Equity: Preferred stock — Common stock & OP units (142,933,502 shares @ $23.47/share as of 12/31/22)3 3,341,651 Total equity 3,341,651 Total enterprise value ("TEV") $ 4,700,151 Pro forma adjustments to Net Debt and TEV:4 Net debt $ 1,358,500 Less: cash received — January 2023 ATM settlements (22,217) Pro forma net debt 1,336,283 Total equity 3,341,651 Common stock — Forward ATM settlement (957,453 shares @ $23.47/share as of 12/31/22) 22,471 Pro forma TEV $ 4,700,405 Gross Debt / Undepreciated Gross Assets 33.4% Net Debt / TEV 28.9% Net Debt / Annualized Adjusted EBITDAre 4.6x Pro Forma Gross Debt / Undepreciated Gross Assets 33.3% Pro Forma Net Debt / Pro Forma TEV 28.4% Pro Forma Net Debt / Annualized Adjusted EBITDAre 4.5x

Supplemental Financial and Operating Information | As of December 31, 20227 $197,816 $223,186 $230,755 $322,203 $237,795 $175,738 $195,454 $328,370 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In v e s tm e n t A c ti v it y ( $ 0 0 0 s ) Net Investment Activity Investment Summary 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loans receivable collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 1Q’21 2Q'21 3Q'21 4Q'21 1Q’22 2Q’22 3Q’22 4Q’22 Number of Transactions 22 34 31 55 23 23 27 39 Property Count 74 94 85 96 105 39 40 115 Average Investment per Unit (in 000s) $2,650 $2,354 $2,676 $3,230 $2,187 $3,870 $3,750 $2,782 Cash Cap Rates2 7.0% 7.1% 7.0% 6.9% 7.0% 7.0% 7.1% 7.5% GAAP Cap Rates3 7.9% 7.8% 7.9% 7.8% 7.8% 8.0% 8.2% 8.8% Weighted Average Lease Escalation 1.8% 1.4% 1.6% 1.6% 1.4% 1.5% 1.6% 1.8% Master Lease %4,5 79% 83% 80% 59% 83% 86% 68% 90% Sale-Leaseback %4,6 85% 88% 84% 96% 100% 100% 89% 99% Existing Relationship %4 81% 97% 81% 89% 83% 79% 94% 95% % of Financial Reporting4 100% 100% 100% 98% 100% 100% 100% 100% Rent Coverage Ratio 3.0x 2.7x 2.8x 3.0x 3.3x 2.7x 4.4x 3.2x Lease Term Years 16.1 13.5 16.4 16.3 15.0 17.2 16.5 18.7

Supplemental Financial and Operating Information | As of December 31, 20228 Net Investment Activity Disposition Summary 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel is sold. 5. Excludes properties sold pursuant to an existing tenant purchase option or properties purchased by the tenant. Dispositions 1Q’21 2Q'21 3Q'21 4Q'21 1Q’22 2Q’22 3Q’22 4Q’22 Realized Gain/(Loss)1,2 4.5% (7.3%) 29.8%5 7.5% 0.4% 38.6% 11.1% 7.2% Cash Cap Rate on Leased Assets3 7.1% 7.1% 6.5%5 6.0% 7.1%5 6.2% 6.2%5 6.9% Leased Properties Sold4 15 6 11 2 6 8 12 25 Vacant Properties Sold4 1 1 -- -- -- -- -- 1 Rent Coverage Ratio 1.8x 1.8x 1.2x 0.0x 2.5x5 1.1x 1.2x 2.1x $25,197 $19,578 $10,089 $4,466 $18,443 $26,091 $35,513 $75,522 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 D is p o s it io n A c ti v it y ( $ 0 0 0 s )1

Supplemental Financial and Operating Information | As of December 31, 20229 Portfolio Summary Portfolio Highlights Investment Properties (#)1 1,653 Square Footage (mm) 16.1 Tenants (#) 350 Concepts (#) 538 Industries (#) 16 States (#) 48 Weighted Average Remaining Lease Term (Years) 13.9 Triple-Net Leases (% of Cash ABR) 94.9% Master Leases (% of Cash ABR) 65.0% Sale-Leaseback (% of Cash ABR)2,3 87.6% Unit-Level Rent Coverage 4.0x Unit-Level Financial Reporting (% of Cash ABR) 98.6% Leased (%) 99.9% Top 10 Tenants (% of Cash ABR) 18.0% Average Investment Per Property ($mm) $2.4 Total Cash ABR ($mm) $297.2 1. Includes 153 properties that secure mortgage loans receivable. 2. Exclusive of our Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. As of December 31, 2022

Supplemental Financial and Operating Information | As of December 31, 202210 Portfolio Summary Tenant and Industry Diversification Top 10 Tenants1 Properties2 % of Cash ABR 33 3.4% 6 1.9% 75 1.8% 16 1.7% 23 1.7% 5 1.6% 9 1.6% 17 1.5% 13 1.5% 6 1.5% Top 10 Tenants 203 18.0% Total 1,651 100.0% Top 10 Tenants Diversification by Industry 1. Represents tenant, guarantor or parent company. 2. Property count includes 153 properties that secure mortgage loans receivable and excludes two vacant properties. 3. Calculation excludes properties with no annualized base rent and properties under construction. Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt Rent Per SqFt3 Car Washes Service $ 39,192 13.2% 137 697,050 $ 56.23 Early Childhood Education Service 37,905 12.8% 170 1,825,083 20.77 Quick Service Service 34,468 11.6% 397 1,095,609 31.47 Medical / Dental Service 32,902 11.1% 193 1,379,947 23.84 Automotive Service Service 25,455 8.6% 195 1,256,845 20.06 Casual Dining Service 21,237 7.1% 102 801,106 25.83 Convenience Stores Service 14,664 4.9% 131 491,449 30.25 Equipment Rental and Sales Service 13,993 4.7% 57 1,013,151 13.10 Other Services Service 7,541 2.5% 35 438,901 17.18 Pet Care Services Service 5,142 1.7% 46 371,069 14.44 Family Dining Service 4,746 1.6% 32 179,942 26.38 Service Subtotal $ 237,245 79.8% 1,495 9,550,152 $ 24.78 Entertainment Experience 23,459 7.9% 46 1,416,208 17.18 Health and Fitness Experience 11,495 3.9% 29 1,125,329 9.44 Movie Theatres Experience 4,301 1.4% 6 293,206 14.67 Experience Subtotal $ 39,255 13.2% 81 2,834,743 $ 13.81 Grocery Retail 9,747 3.3% 28 1,341,200 7.27 Home Furnishings Retail 2,048 0.7% 4 217,339 9.42 Retail Subtotal $ 11,795 4.0% 32 1,558,539 $ 7.57 Other Industrial Industrial 5,008 1.7% 20 852,888 5.87 Building Materials Industrial 3,855 1.3% 23 1,257,017 3.07 Industrial Subtotal $ 8,863 3.0% 43 2,109,905 $ 4.20 Total $ 297,158 100.0% 1,651 16,053,339 $ 18.46

Supplemental Financial and Operating Information | As of December 31, 202211 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of December 31, 2022, attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.6% Corporate-Level Financial Reporting 98.9% Both Unit-Level and Corporate-Level Financial Information 98.1% No Financial Information 1.0% Rent Coverage Ratio (x) Rent Coverage Ratio (x) ≥ 2.00x 72.6% Not Reported 1.7% 1.50x to 1.99x 14.3% 1.00x to 1.49x 8.4% < 1.00x 3.0% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 T h e re a ft e r % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 36.3%

Supplemental Financial and Operating Information | As of December 31, 202212 Cash ABR % of # of Wgt. Avg. Lease Terminated Leases Re-Leased Total Year1 ($’000)s Cash ABR Properties2 Coverage3 $(000)s Renewals Without Vacancy After Vacancy Leasing 2023 1,306 0.4% 14 3.1x Prior Cash ABR $ 298 $ 4,155 1,629 $ 6,081 2024 5,076 1.7% 49 5.8x New Cash ABR4 305 3,939 829 5,073 2025 2,246 0.8% 19 2.1x Recovery Rate 102.3% 94.8% 50.9% 83.4% 2026 2,790 0.9% 19 4.5x Number of Leases 2 17 6 25 2027 6,852 2.3% 66 2.5x Average Months Vacant - - 4.6 - 2028 4,056 1.4% 13 2.2x % of Total Cash ABR5 0.1% 1.3% 0.3% 1.7% 2029 5,671 1.9% 78 3.9x 2030 4,495 1.5% 49 6.2x 2031 13,773 4.6% 80 2.9x 2032 11,295 3.8% 46 3.8x 2033 7,446 2.5% 25 2.9x Vacant Properties at September 30, 2022 3 2034 28,544 9.6% 206 5.8x Expiration Activity - 2035 14,916 5.0% 101 6.7x Properties Subject to Lease Termination +6 2036 42,248 14.2% 176 3.7x Vacant Property Sales -1 2037 26,486 8.9% 129 7.3x Properties Leased -6 2038 11,451 3.9% 77 2.4x Vacant Properties at December 31, 2022 2 2039 19,157 6.4% 94 3.8x 2040 29,976 10.1% 140 2.7x 2041 22,841 7.7% 113 2.4x 2042 34,316 11.5% 155 3.3x Thereafter 2,217 0.7% 2 2.3x Total $297,158 100.0% 1,651 4.0x Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 1. Expiration year of contracts in place as of December 31, 2022, excluding any tenant option renewal periods that have not been exercised. 2. Property count includes 153 properties that secure mortgage loans receivable but excludes two vacant properties. 3. Weighted by cash ABR as of December 31, 2022. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of December 31, 2022. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics

Supplemental Financial and Operating Information | As of December 31, 202213 Leasing Summary Same-Store Analysis Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is September 30, 2021 through December 31, 2022. The same-store portfolio for 4Q’22 is comprised of 1,347 properties and represents 77% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at December 31, 2022. Contractual Cash Rent: The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease or mortgage as of December 31, 2022; excludes 1.) percentage rent that is subject to sales breakpoints per the lease and 2.) redevelopment properties in a free rent period. Defined Terms Same-Store Portfolio Performance Contractual Cash Rent ($000s) % Type of Business 4Q’22 4Q’21 Change Service $ 47,361 $ 46,534 1.8% Experience 5,828 5,816 0.2% Retail 2,706 2,671 1.3% Industrial 1,519 1,502 1.1% Total Same-Store Rent $ 57,414 $ 56,523 1.6%

Supplemental Financial and Operating Information | As of December 31, 202214 Contractual Fixed 95.3% CPI 3.0% Flat 1.8% Leasing Summary Lease Escalations 1. Based on cash ABR as of December 31, 2022. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 80.6% 1.6% Every 2 years 1.4 1.5 Every 3 years 0.3 0.0 Every 4 years 0.2 1.0 Every 5 years 10.9 1.7 Other escalation frequencies 4.9 1.1 Flat 1.8 0.0 Total / Weighted Average 100.0% 1.6%

Supplemental Financial and Operating Information | As of December 31, 202215 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of December 31, 202216 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of December 31, 202217 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination or loan prepayment fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property.